SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 28, 2001


                     INFORMATION MANAGEMENT ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Connecticut                   001-13211               06-1289928
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)



                639 Research Parkway, Meriden, Connecticut 06450
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               (Address of principal executive offices) (Zip Code)


                                 (203) 630-1942
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                Registrant's telephone number including area code


        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item  3.     Bankruptcy or Receivership.

        As previously reported, on July 24, 2000, Information Management Associates, Inc. (the "Company"), filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Connecticut (the "Bankruptcy Court"). On December 28, 2001, the Bankruptcy Court entered an order (the "Order") confirming the Plan of Reorganization of the Company, as amended by the First Amendment filed on December 21, 2001 and by the Second Amendment filed on December 26, 2001. The Plan is attached as Exhibit A to the Revised Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code, which is attached hereto as Exhibit 2.1. The confirmed Plan became effective on January 8, 2002.

        The following is a summary of the material features of the Plan. It does not purport to be a complete summary and is qualified in its entirety by reference to the Plan itself, which is incorporated herein by reference.

        The Plan provides for the complete liquidation of the Company and payment in full to all creditors with the balance of funds, after all creditors and costs of administration and post-confirmation costs related to the liquidation are paid, to be distributed to shareholders.

        On August 10, 2001, the Company entered into an Asset Purchase Agreement (the "Agreement") with AIT (USA), Inc., a corporation organized under the laws of Ohio ("Purchaser"), and AIT Group plc, a corporation organized under the laws of England, whereby Purchaser agreed to purchase substantially all of the Company's assets for an aggregate purchase price of $16,500,000, of which $10,000,000 was paid in cash at the closing of the transaction effective September 17, 2001 and the remaining $6,500,000 will be paid pursuant to a promissory note under which $3,000,000 is due on March 17, 2002 and the balance is due on June 17, 2002, subject to certain adjustments to the purchase price as described in the Agreement. To date, after consideration for certain adjustments to the purchase price, $5,332,000 remains due from AIT. After all allowed claims are paid in full, the Company estimates that up to approximately $4,000,000 in the aggregate will be available for distribution to common shareholders pro rata. This estimate is not a minimum or guaranteed amount and depends on many variables and certain assumptions, including, but not limited to (i) that AIT pays the balance of the purchase price in a timely manner without any adverse claim or offset; (ii) that the allowed claims against the estate will be in the amounts currently estimated by the Company; and (iii) that the costs of liquidation will be in the amounts estimated by the Company. The amount of the actual distributions to common shareholders, if any, may be materially less than the estimated amount.

        Except for the right to receive distributions in accordance with the Plan, all rights and interests of the shareholders, including their right to approve the dissolution of the Company as set forth in Section 33-881 of the Connecticut Business Corporation Act, terminated upon the entry of the Order, and any certificates or book entries previously evidencing the ownership of shares of stock of the Company became null and void. Pursuant to the Plan, only the shareholders of record on the close of business on December 24, 2001, as determined by the records of the Company's transfer agent, are entitled to distributions under the Plan, however, the Company filed a proposed amendment to the Plan to change the record date from December 24, 2001 to January 8, 2002. The


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Company shall file a Certificate of Dissolution with the Secretary of State of
Connecticut as soon as practicable after the filing of such certificate is authorized by the Board of Directors of the Company, but in any event, no later than the 60th day after final distribution to the shareholders. After such filing, the Company shall continue its corporate existence solely for the purpose of winding up and liquidating its business and affairs, as authorized by the Connecticut Business Corporation Act.

        As of August 16, 2001, there were approximately 9,834,312 shares of common stock and no shares of preferred stock issued and outstanding.

        Information as to the approximate assets and liabilities of the Company, as of November 30, 2001, is set forth on Exhibit 99.1. The Company will file its unconsolidated, unaudited monthly Operating Report for the month ended November 30, 2001, with the Bankruptcy Court, at a later date.

Item  5.     Other Events.

        Pursuant to Bankruptcy Rule 2015 and the United States Trustee's Operating Guidelines and Reporting Requirements for Chapter 11 cases, the Company is obligated to file monthly operating reports with the Bankruptcy Court. The Company's unconsolidated, unaudited monthly operating report for the Company for the month ended October 31, 2001 is filed as Exhibit 99.2 hereto.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)     Exhibits

             Exhibit No.                     Description
             -----------                     -----------

             2.1 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the Plan of Reorganization of Information Management Associates, Inc., dated November 19, 2001, including exhibits

             2.2 First Amendment to Plan of Reorganization of Information Management, Inc., filed December 21, 2001

             2.3 Second Amendment to Plan of Reorganization of Information Management, Inc., filed December 26, 2001

             99.1                      Unaudited Balance Sheet as of November
                                       30, 2001

             99.2 Unconsolidated, Unaudited Monthly Operating Report for the month ended October 31, 2001


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2002                INFORMATION MANAGEMENT ASSOCIATES, INC.



                                     By:     /s/ Donald P. Miller
                                             -------------------------
                                             Name:  Donald P. Miller
                                             Title: President, Chief Executive
                                                    Officer, Chairman, Secretary
                                                    and Treasurer



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                                  Exhibit Index
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          Exhibit No.                                 Exhibit
          -----------                                 -------

             2.1 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the Plan of Reorganization of Information Management Associates, Inc., dated November 19, 2001, including exhibits

             2.2 First Amendment to Plan of Reorganization of Information Management, Inc., filed on December 21, 2001

             2.3 Second Amendment to Plan of Reorganization of Information Management, Inc., filed on December 26, 2001

             99.1                      Unaudited Balance Sheet as of November
                                       30, 2001

             99.2 Unconsolidated, Unaudited Monthly Operating Report for the month ended October 31, 2001